                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: August 7, 1997

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                            1-7654                           06-0954158
--------------------------------------------------------------------------------
State of incorporation           (Commission                      (IRS Employer
of organization                  File Number)                Identification No.)

60 State Street, Boston, MA                                               02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On August 5, 1997, XTRA Corporation issued a press release disclosing certain financial information for the third fiscal quarter ended June 30, 1997, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)


                                                         Three Months        Nine Months
                                                            Ended               Ended
                                                           June 30,            June 30,
                                                        --------------     --------------
                                                         1997    1996       1997    1996
                                                        ------  ------     ------  ------
Revenues                                                $  105  $  101     $  318  $  315

Operating expenses
     Depreciation on rental equipment                       37      36        110     109
     Rental equipment operating expense                     27      25         80      75
     Selling and administrative expense                     11      10         32      30
                                                        ------  ------     ------  ------
                                                            75      71        222     214
                                                        ------  ------     ------  ------


          Operating income                                  30      30         96     101

Interest expense                                            16      17         47      50
                                                        ------  ------     ------  ------

          Income before provision for income taxes          14      13         49      51

Provision for income taxes                                   5       5         20      21
                                                        ------  ------     ------  ------

         Net income                                     $    9  $    8     $   29  $   30
                                                        ------  ------     ------  ------

Earnings per share                                      $ 0.56  $ 0.49     $ 1.90  $ 1.85

Weighted average shares outstanding (in millions)         15.3    16.0       15.3    16.2

                        XTRA CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                              (Millions of dollars)



                                                      June 30,      September 30,
                                                        1997            1996
                                                     (Unaudited)
                                                     -----------    -------------
Assets

   Property and Equipment, net                       $     1,439    $       1,407

   Receivables, net                                           98               94

   Other Assets                                               34               36
                                                     -----------    -------------
        Total Assets                                 $     1,571    $       1,537
                                                     ===========    =============



Liabilities and Stockholders' Equity

Liabilities

   Debt                                              $       913    $         892

   Deferred Income Taxes                                     245              227

   Other Liabilities                                          65               76

Stockholders' Equity                                         348              342
                                                     -----------    -------------

        Total Liabilities & Stockholders' Equity     $     1,571    $       1,537
                                                     ===========    =============


Net Debt Outstanding                                 $       906    $         884
                                                     ===========    =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)


                                                               Nine Months
                                                              Ended June 30,
                                                           1997             1996
                                                          ------           ------
Cash Provided from Operations                             $  181           $  190


Cash Used for Investment Activities                         (182)            (190)


Cash Used for Financing Activities                           (21)             (40)
                                                          ------           ------


(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                         $  (22)          $  (40)
                                                          ======           ======



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             XTRA CORPORATION
                                        -------------------------------------
                                               (Registrant)



Date:       August 7, 1997                 /s/ Michael J. Soja
      ----------------------------      -------------------------------------
                                              Michael J. Soja
                                              Vice President and
                                              Chief Financial Officer